Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 10 — Subsequent Events

On January 4, 2021 the Company consummated the business combination (the “Closing”) contemplated by the Agreement and Plan of Merger, dated as of August 6, 2020 (as amended, the “Merger Agreement”), by and among the Company, MFAC Merger Sub Inc., a Pennsylvania corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), BankMobile Technologies, Inc., a Pennsylvania corporation (“BankMobile”), Customers Bank, a Pennsylvania state chartered bank and the sole stockholder of BankMobile (“Customers Bank”), and Customers Bancorp, Inc., a Pennsylvania corporation and the parent bank holding company for Customers Bank.

As a result of the Closing and the transactions contemplated by the Merger Agreement, (i) BankMobile merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned indirect subsidiary of the Company, and (ii) the Company’s name was changed from Megalith Financial Acquisition Corp. to BM Technologies, Inc.

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were available to be issued on July 12, 2021. Other than the restatements above in Note 9, the Company determined that there have been no other events that have occurred that would require adjustments to the disclosures of the consolidated financial statements.